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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-48781, 333-54504, 333-54504-01, and 333-54504-
02) of PPL Corporation and in the Registration Statements on Form S-8 (Nos. 33-50031, 333-02003 and 333-95967) of PPL Corporation of our report dated January 29, 2001 relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 1, 2001

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